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                                                                   EXHIBIT 10.53
                       MASTER NOTE MODIFICATION AGREEMENT

         THIS MASTER NOTE MODIFICATION AGREEMENT ("Agreement") is dated as of May 22, 1996, by and among Bahram Yusefzadeh ("Mr. Yusefzadeh"), the Yusefzadeh Family Limited Partnership (the "Partnership"), and Phoenix International Ltd., Inc. (the "Company").

                                    RECITALS

         A. Mr. Yusefzadeh executed and delivered to the order of the Company the Promissory Note dated November 17, 1994 in the original principal amount of Forty Thousand Eight Hundred Fifty-Four Dollars ($40,854.00) (the "Yusefzadeh Note").

         B. The Partnership executed and delivered to the order of the Company the Promissory Note dated December 19, 1994 in the original principal amount of Nine Hundred Thirty-Two Thousand Nine Hundred Ten Dollars ($932,910.00) and the Promissory Note dated January 30, 1995 in the original principal amount of Three Hundred Forty-Four Thousand Seven Hundred Sixty Dollars ($344,760.00) (collectively, the "Partnership Notes").

         C. The Yusefzadeh Note and the Partnership Notes (collectively, the "Notes") each mature on the last business day prior to any public offering of the Company's capital stock. Mr. Yusefzadeh and the Partnership have requested that the Company extend the maturity date of the Notes to the first business day after the closing of any public offering of the Company's capital stock. The Company has agreed to this request upon the terms and conditions provided in this Agreement, which amends the Notes in certain stated respects.

         NOW THEREFORE, in consideration of these premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Acknowledgement Of Recitals. Each of the parties hereto hereby reaffirms all of the Recitals set forth above, which are hereby made a part of this Agreement as if set forth in the body hereof.

         2. Amendments To Maturity Date. The Notes are hereby amended by deleting therefrom the words "on the last business day prior to any public offering of the capital stock of Phoenix International Ltd., Inc." and inserting in lieu thereof the following: "that date which occurs one (1) business day following the date on which closing of a public offering of Phoenix International Ltd., Inc.'s capital stock occurs."

         3. Direct Payment From Underwriters. Mr. Yusefzadeh and the Partnership agree that the Company shall be entitled to receive payment of all amounts owed to the Company under the Notes directly from the underwriters out of the proceeds of the public offering of the Company's capital stock. The Company agrees to accept such payments directly from the underwriters and apply such proceeds in satisfaction of the Notes. Notwithstanding any language herein to the contrary, Mr. Yusefzadeh and the Partnership shall remain liable to the Company for any and all amounts owed under the Notes should






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the proceeds delivered to the Company from the underwriters be insufficient in amount to satisfy the Notes in full.

         4. NO NOVATION; NO REFINANCE; NO EXTINGUISHMENT. THE PARTIES HERETO DO NOT INTEND THAT THE AMENDMENT OF THE NOTES, AS DESCRIBED HEREIN,
SHALL: (A) CREATE OR EFFECT A NOVATION OF ANY OF THE NOTES; (B) CREATE OF EFFECT A REFINANCE OF THE LOANS EVIDENCED BY THE NOTES; OR (C) EXTINGUISH OR IMPAIR THE VALIDITY, FORCE OR EFFECT OF THE NOTES.

         5. Incorporation; Other Terms; Final Agreement. The terms and conditions of the Notes are incorporated by reference and made a part hereof, as if fully set forth herein. Other than the foregoing, all other terms and conditions of the Notes shall remain unchanged and in full force and effect except as otherwise expressly modified or amended in writing by the parties hereto or thereto. This Agreement and the other Notes constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and may not be altered, modified, or amended except by a writing executed by the Company and all other parties to this Agreement. This Agreement shall inure to the benefit of the parties hereto, and shall be binding upon their respective successors, personal representatives and permitted assigns.

         6. Choice Of Law. The laws of the State of Florida (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this Agreement and the rights and obligations of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

WITNESS/ATTEST:


                                           /s/ Bahram Yusefzadeh
- -------------------------                  -------------------------------(SEAL)
                                           Bahram Yusefzadeh

                                           The Partnership:



                                              /s/ Bahram Yusefzdeh
- -------------------------                  By:----------------------------(SEAL)
                                              Bahram Yusefzadeh, General Partner

                                           The Company:




- -------------------------                  By:/s/ Ralph Reichard
                                              ----------------------------(SEAL)
                                           Name:  Ralph Reichard
                                                  -----------------------------
                                           Title: President and Chief
                                                  -----------------------------
                                                  Operating Officer
                                                  -----------------------------